UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2019

INNOSPEC INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-13879

Delaware	98-0181725
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

8310 South Valley Highway

Suite 350

Englewood, Colorado, 80112

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code): (303)792-5554

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IOSP	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2019, the Board of Directors of Innospec Inc. (the “Company”) (i) increased the number of directors of the Company from seven (7) to eight (8) and (ii) effective as of July 1, 2019, appointed Ms. Claudia Poccia to serve as a Class I director of the Company until the 2020 annual meeting of stockholders of the Company. Ms. Poccia was also appointed to serve on the Company’s Nominating and Corporate Governance Committee.

Ms. Poccia will participate in the standard compensation plan for non-employee directors which includes a cash retainer of $90,000 on an annualized basis, paid quarterly, beginning July 1, 2019. Ms. Poccia will also be eligible to receive an annual grant of stock options and full value awards under the Innospec Inc. 2018 Omnibus Long-Term Incentive Plan with an expected grant date value of $90,000 (with two-thirds of such awards to be granted as full-value awards and one-third to be granted as stock options with a fair market value exercise price set the date of grant). The options typically vest three years after the date of grant and will have a ten-year term. The full-value awards typically vest three years after the date of grant. As a non-employee director, she may also receive an additional daily fee of $2,000 for additional days provided at the specific request of the CEO.

There is no arrangement or understanding pursuant to which Ms. Poccia was selected as a director, and neither Ms. Poccia nor any member of her immediate family has had (or proposes to have) a direct or indirect interest in any transaction in which the Company or any of its subsidiaries was (or proposes to be) a participant, that would be required to be disclosed under Item 404(a) of Regulation S-K.

A copy of the press release containing the announcement of Ms. Poccia’s appointment is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Press Release dated June 3, 2019.	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOSPEC INC.

By:	/s/ David B. Jones
David B. Jones
Vice President, General Counsel and CCO

Date: June 3, 2019

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